Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Deutsche Asset Management VIT Funds
•	Deutsche’s VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF – Technology Fund

Janus Aspen Series
•	Janus Aspen’s Capital Appreciation Portfolio
•	Janus Aspen’s Worldwide Growth Portfolio

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund (Class 2)
Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MARCH 1, 2001
as supplemented April 3, 2001

ii
Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live. Also, in some states, this product may be offered as a certificate pursuant to a group variable universal life insurance policy. You should consult the certificate for a full understanding of its terms and conditions. For those purchasing certificates, the word “policy” in this prospectus should be read as “certificate.”

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a Premium Expense
Charge from each Premium Payment.

ê
Net Premium

We allocate the net premium and
account value among the
divisions of the Separate Account
and the GPA based on the
percentages you have chosen.
Investment Earnings				Account Value Charges
ê
Each day we credit or debit the			è	Each month we deduct for
investment earnings or losses of the				administrative, insurance, and
divisions of the Separate Account	Account Value			rider expenses.
less fund investment management
fees and separate account fees.	You determine how the account			Owner Access to
è	value is allocated among the			Account Value
available investment options.
We also credit interest on values			è	You may access account
in the GPA.	(Currently, value may be allocated			values through loans and withdrawals.
to the GPA and to as many as 16
Death Benefit	divisions over the life of the policy.)			Policy Surrender

You have a choice of 3 Death	í	î		You may surrender your policy
Benefit Options. You can change the				for its net surrender value,
Option at a later date.				which is net of any
applicable
surrender charges.

Introduction

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement
arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees		Other Expenses		12b-1 Fees		Total Fund Operating Expenses

American Century’s VP Income & Growth Fund	0.70%		0.00%		—		0.70%
Deutsche’s VIT Small Cap Index Fund	0.35%		0.10%		—		0.45%	[1]
Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%		0.09%	[2]	—		0.66%	[2]
Goldman Sachs VIT Capital Growth Fund	0.75%		0.25%	[3]	—		1.00%	[3]
INVESCO VIF – Technology Fund	0.72%		0.30%	[4]	—		1.02%	[4]
Janus Aspen’s Capital Appreciation Portfolio	0.65%	[5]	0.02%		—		0.67%	[5]
Janus Aspen’s Worldwide Growth Portfolio	0.65%	[5]	0.04%		—		0.69%	[5]
MML Blend Fund	0.37%		0.02%	[6]	—		0.39%	[6]
MML Emerging Growth Fund	1.05%		0.11%	[6]	—		1.16%	[6]
MML Equity Fund	0.37%		0.03%	[6]	—		0.40%	[6]
MML Equity Index Fund (Class II)	0.10%		0.19%	[7]	—		0.29%	[7]
MML Growth Equity Fund	0.80%		0.11%	[6]	—		0.91%	[6]
MML Large Cap Value Fund	0.80%		0.11%	[6]	—		0.91%	[6]
MML Managed Bond Fund	0.47%		0.02%	[6]	—		0.49%	[6]
MML Money Market Fund	0.48%		0.03%	[6]	—		0.51%	[6]
MML OTC 100 Fund	0.45%		0.11%	[6]	—		0.56%	[6]
MML Small Cap Growth Equity Fund	1.08%		0.11%	[6]	—		1.19%	[6]
MML Small Cap Value Equity Fund	0.65%		0.11%	[6]	—		0.76%	[6]
Oppenheimer Aggressive Growth Fund/VA	0.62%		0.02%		—		0.64%
Oppenheimer Bond Fund/VA	0.72%		0.04%		—		0.76%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.03%		—		0.67%
Oppenheimer Global Securities Fund/VA	0.64%		0.04%		—		0.68%
Oppenheimer High Income Fund/VA	0.74%		0.05%		—		0.79%
Oppenheimer Main Street® Growth & Income Fund/VA	0.70%		0.03%		—		0.73%
Oppenheimer Strategic Bond Fund/VA	0.74%		0.05%		—		0.79%
Oppenheimer International Growth Fund/VA	1.00%		0.17%		—		1.17%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—		0.85%
Templeton International Securities Fund (Class 2)	0.67%		0.20%		0.25%	[8]	1.12%

1 Deutsche Asset Management, Inc., has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense cap of 0.45%. Without such waivers and reimbursements, the total operating expenses would have been 0.69%.

2 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

3 Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain other expenses of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include this reimbursement. If not included, the other expenses and total operating expenses for the Fund would be 1.09% and 1.84%, respectively, and are based on estimated expenses for the fiscal year ended December 31, 2000. The reductions or limits may be discontinued or modified by the investment adviser in its discretion at any time.

4 Certain expenses of the INVESCO VIF-Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Fund. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, INVESCO VIF-Technology Fund’s other expenses and total operating expenses for the year ended December 31, 2000, would have been increased by only a nominal, nonmaterial amount.

5 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

Introduction
6 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Emerging Growth Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.51% for the MML Emerging Growth Fund, 0.28%, for the MML Growth Equity Fund, 0.27% for the MML Large Cap Value Fund, 0.43% for the MML OTC 100 Fund, 0.18% for the MML Small Cap Growth Equity, and 0.15% for the MML Small Cap Value Equity Fund. We do not expect to reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2001.

7 MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.25% and the total operating expenses would be 0.35%.

8 The Fund’s Class 2 distribution plan, or “rule 12b-1 plan,” is described in the Fund’s prospectus.

(See the fund prospectuses for more information.)

Introduction

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the Insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.

Option 1—The benefit is the greater of:

(a)	the Face Amount on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 3—The benefit is the greater of:

(a)	the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of death; or

(b)	the minimum death benefit on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option any time before the Insured reaches Attained Age 100. You must send us a written request. Evidence of insurability will not be required. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if the Face Amount would be reduced to less than the minimum Initial Face Amount as a result of the change.

When the Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting a written request for a change of Face Amount to us at our Administrative Office.

Increases in Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Face Amount. An increase may not be less than $15,000. You cannot increase the Face Amount of the policy after the Insured reaches Attained Age 85.

If you increase the policy Face Amount, your policy charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. You may decrease the policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. However, you may not decrease the Face Amount after Attained Age 99 of the Insured. You cannot decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a surrender charge may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase

(b)	the Face Amounts of the next most recent increases successively

(c)	the Initial Face Amount.

If you decrease the Face Amount the monthly charges deducted from the account value will change.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Premiums. When applying for the policy, you select the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must either have sufficient value or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.
Detailed Description of Policy Features

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Premium Expense Factor for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net Premiums Received through Issue Date. We will allocate any net premiums received through the Issue Date of the policy to our general investment account. Any net premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any values in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the policy. It depends on the type of refund offered under the Right To Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right To Return period; or

•	the day we receive the first premium in good order;

2.	Any net premiums received after the Issue Date but before the Register Date will be allocated to the Money Market division; and

3.	Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Dollar Cost Averaging
Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.
Detailed Description of Policy Features

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect for the policy.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging Program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is a way to maintain specified ratios of account values among selected divisions of the Separate Account. It is an automated-transfer program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions (“balance divisions”) among which you wish to maintain certain relative proportions of account value. At a preset frequency, we will make transfers among these balance divisions so that your account value in these divisions will again match the ratios you desire.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing election form and send it to us for processing.

You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its account value, less any outstanding policy debt, on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Detailed Description of Policy Features

Safety Test. The safety test allows you to keep the policy in force, regardless of the value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period(s) stated in the policy.

Each Guarantee Period has an associated monthly Guarantee Premium. The amount of each Guarantee Premium depends on the Issue Age, gender, and risk classification of the Insured, and on the Face Amount and Death Benefit Option.

For each Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the First Guarantee Period. The monthly First Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the account value cannot cover the monthly charges, the policy will stay in force.

Generally, the policy has two Guarantee Periods. The First Guarantee Period is the first 20 Policy Years or, if less, to Attained Age 90 of the Insured. The Second Guarantee Period is to Attained Age 100 of the Insured. Both Guarantee Periods begin on the Policy Date. Consult your policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it;

•	five years have passed since it terminated; or

•	the Insured’s Attained Age has reached 100.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your Policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.
Detailed Description of Policy Features

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.

Surrender Charges

During the first 14 Years of Coverage under the Initial Face Amount, we will take a surrender charge against the account value if you fully surrender the policy or decrease the Face Amount. This also applies during the first 14 Years after an increase in Face Amount. We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first Year of Coverage is based on the Premium Expense Factor. The surrender charge is decreased by  1 /14th of the first year surrender charge in each of the next thirteen Years of Coverage, and is zero in the fifteenth year.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial surrender charge. The partial surrender charge is equal to the surrender charge associated with each decreased or canceled Face Amount segment. If the partial surrender charge for a decreased or canceled Face Amount segment would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the surrender.

After a Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Net
Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	Net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	Monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value. However, you may not make a withdrawal once the Insured has reached Attained Age 100.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable. We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Detailed Description of Policy Features

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. You may take a loan from the policy as long as the account value exceeds the total of any surrender charges. However, we reserve the right to limit loans in the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is the amount that, with accrued loan interest on it to the next Policy Anniversary Date, will equal the account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you may select either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.
Detailed Description of Policy Features

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less the Loan Interest Rate Expense Charge. This Charge will not exceed 2%. Currently, the Charge is 1.00% in Policy Years one through 15 and 0.25% in Policy Years 16 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient net surrender value or premium payments. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

Detailed Description of Policy Features

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 28 divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Deutsche VIT Small Cap Index	Deutsche’s VIT Small Cap Index Fund

Fidelity® VIP II Contrafund®	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Capital Growth	Goldman Sachs VIT Capital Growth Fund

INVESCO Technology	INVESCO VIF- Technology Fund

Janus Aspen Capital Appreciation	Janus Aspen’s Capital Appreciation Portfolio

Janus Aspen Worldwide Growth	Janus Aspen’s Worldwide Growth Portfolio

MML Blend	MML Blend Fund

MML Emerging Growth	MML Emerging Growth Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Growth Equity	MML Growth Equity Fund

MML Large Cap Value	MML Large Cap Value Fund

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML OTC 100	MML OTC 100 Fund

Investment Options

Division	Fund

MML Small Cap Growth Equity	MML Small Cap Growth Equity Fund

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond	Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income	Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income	Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Oppenheimer International Growth	Oppenheimer International Growth Fund/VA

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

Templeton International Securities	Templeton International Securities Fund (Class 2)

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by eleven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)

Deutsche VIT Funds was organized as a Massachusetts business trust in 1996.

Deutsche’s VIT Small Cap Index Fund

Deutsche’s VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

( 1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.)

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Fidelity’s VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs VIT Capital Growth Fund

The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of U.S. companies that are considered to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”)

INVESCO VIF is an open-end, diversified, no-load, management investment company.

Investment Options

INVESCO VIF – Technology Fund

The INVESCO VIF – Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Janus Aspen’s Capital Appreciation Portfolio

Janus Aspen’s Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen’s Worldwide Growth Portfolio

Janus Aspen’s Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund

Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

(The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.)

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund

Sub-adviser: Davis Selected Advisers, L.P.

The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.
Investment Options

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund

Sub-adviser: Deutsche Asset Management, Inc.

The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

(NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.)

MML Small Cap Growth Equity Fund

Sub-advisers: J.P. Morgan Investment Management, Inc., and Waddell & Reed Investment Management Company

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater

Investment Options
risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Panorama Fund is an open-end investment company.

Oppenheimer International Growth Fund/VA

The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”)

The Franklin Templeton VIP Trust is an open-end, management investment company.

Templeton International Securities Fund (Class 2)

The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Deutsche Asset Management, Inc. (“DAMI”), serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to the fund.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Capital Growth Fund. GSAM is located at 32 Old Slip, New York, New York 10005.

INVESCO Funds Group, Inc. (“INVESCO”), is the investment adviser to INVESCO VIF. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.
Investment Options
Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

MassMutual serves as investment adviser to the MML Trust.

David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., whereby RS Investment Management, L.P., manages the investments of the MML Emerging Growth Fund.

MassMutual entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to these funds.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., whereby Davis Selected Advisers, L.P., manages the investments of the MML Large Cap Value Fund.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

OFI is the investment adviser to the Panorama Fund.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC (“TIC”), is the investment adviser to the Franklin Templeton VIT Trust. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.

Investment Options

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•
If the death occurs within two years after reinstatement of the policy, the death benefit will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.

•
If death occurs within two years after the effective date of an increase in Face Amount (but at least two years after the Issue Date or any reinstatement), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Additional Insurance Rider. This rider provides term insurance on the life of the base policy Insured. The coverage is convertible for a limited amount of time.

The rider provides that the Rider Face Amount is added to the policy Face Amount in determining the amount of benefit under the Death Benefit Option in effect under the policy. The minimum Initial Rider Face Amount is $50,000.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability, and the increase must be for at least $15,000.

Coverage under this rider may be fully or partially converted until the Insured’s Rider Attained Age 70. Conversion will be to new flexible premium adjustable life insurance on the Insured. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

This rider terminates at Rider Attained Age 100 (80 in New York). It terminates earlier upon termination of the policy or upon conversion of all rider coverage. This rider also may be cancelled by written request.

The monthly charge for this rider is a rate per $1,000 of rider insurance risk.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors.

Some possible advantages of using the Additional Insurance Rider include:

1.	Under an assumed schedule of premium payments, premium expense charges and monthly policy charges generally will be lower, resulting in a higher account value.

2.	Decreasing the Rider Face Amount would not incur a surrender charge.
Other Policy Information

Some possible disadvantages include:

1.	Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.

2.	If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may pay under the policy will be lower.

3.	If you select the Cash Value Test instead, the amount of premiums you may pay each Policy Year may be lower.

4.	If your policy has the Disability Benefit Rider (discussed later in this section) and the Insured becomes totally disabled, the monthly rider benefit will be lower.

You should review these factors with your financial representative before deciding whether to use the Additional Insurance Rider.

Other Insured Rider. This rider provides level term insurance on the life of the base policy Insured or the Insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the other insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy Insured, the rider may be converted upon the death of the Insured (but only before attained age 70 of the other insured).

If the other insured is the base policy Insured, the rider continues past the
Insured’s age 100 without charge. If the other insured is not the base policy Insured, the rider will terminate once the base policy Insured attains age 100. If the other insured is older than the base policy Insured, charges for the rider will cease once the other insured attains age 100.

The monthly charge for this rider is a rate per $1,000 of rider face amount for the other insured.

Substitute Of Insured Rider. This rider allows you to substitute a new insured in place of the current Insured under the policy. A substitute of Insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 80 or younger on the date of substitution, and the age of the substitute insured on the Policy Date is within the issue age range allowed for this policy on the Policy Date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current Insured’s Attained Age 75, at the time of the exercise of the rider, if this policy is changed to a different policy under which this rider is not available, or if this policy terminates.

This rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences under current federal tax law. Please consult your tax advisor.

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of this policy without evidence of insurability on certain option dates as defined in the rider.

The rider terminates after the last option date as defined in the rider, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

Other Policy Information
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the
“7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.
Other Information

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;

Other Information
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $350,000 deductible).
Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

We have included in this prospectus the 2000 and 1999 audited statutory financial statements of MassMutual in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix B of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.
1
Appendix A

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for an Ultra Preferred Non-Tobacco Male age 35. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loans were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	Administrative Charges of $9 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the current rates we are charging for Ultra Preferred Non-Tobacco, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.75% on an annual basis of the daily net asset value of the Separate Account in Policy Years 1-15 and 0.25% thereafter.

•
Fund level expenses of 0.75% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses. These fund expenses reflect any expense waiver, limitation and reimbursement arrangements currently in effect. We expect these arrangements to stay in effect at least through the end of this calendar year. If these arrangements were discontinued, these expenses would be higher.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses:

•	Administrative Charges equal to $12 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in Policy Years 1-15 and 0.40% thereafter.

Net surrender values shown in the Tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first Year is 140% of the Premium Expense Factor or $50 per $1,000 of Face Amount if less. In each of Years two through 14, the surrender charge is equal to the surrender charge in the prior year reduced by 1/14th of the surrender charge in the first Year.

Taking the current Mortality and Expense Risk Charges and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are, on a net basis–for Years 1-15: (1.49%), 4.42%, and 10.34%, respectively; and thereafter: (0.99%), 4.94%, and 10.89%, respectively.
3
Appendix B

TABLE 1
Flexible Premium Adjustable Variable Life Insurance Policy

Male Issue Age 35, Ultra Preferred Non-Tobacco	$1,200 Annual Premium

Death Benefit Option 1	$100,000 Initial Face Amount

Current Schedule of Charges	Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$0	$0	$0

2	$2,583	$100,000	$100,000	$100,000	$596	$763	$936
3	$3,972	$100,000	$100,000	$100,000	$1,454	$1,781	$2,135

4	$5,431	$100,000	$100,000	$100,000	$2,297	$2,837	$3,446
5	$6,962	$100,000	$100,000	$100,000	$3,136	$3,944	$4,893

6	$8,570	$100,000	$100,000	$100,000	$4,105	$5,243	$6,633
7	$10,259	$100,000	$100,000	$100,000	$5,057	$6,593	$8,541

8	$12,032	$100,000	$100,000	$100,000	$5,992	$7,994	$10,634
9	$13,893	$100,000	$100,000	$100,000	$6,908	$9,450	$12,932

10	$15,848	$100,000	$100,000	$100,000	$7,808	$10,962	$15,457
15	$27,189	$100,000	$100,000	$100,000	$12,023	$19,443	$32,378

20	$41,663	$100,000	$100,000	$100,000	$15,628	$29,928	$60,761
25	$60,136	$100,000	$100,000	$145,281	$18,744	$43,108	$108,418

30	$83,713	$100,000	$100,000	$229,149	$21,014	$59,621	$187,827
35	$113,804	$100,000	$100,000	$371,081	$22,073	$80,650	$319,898

40	$152,208	$100,000	$115,515	$577,784	$21,300	$107,958	$539,985
45	$201,222	$100,000	$149,944	$953,590	$17,594	$142,804	$908,181

50	$263,778	$100,000	$195,786	$1,594,436	$8,785	$186,463	$1,518,511

		Account Value Assuming Hypothetical Gross Annual Investment Return of:
	End of Policy Year		0%		6%		12%

1		$814		$872		$930

2		$1,613		$1,779		$1,952
3		$2,394		$2,721		$3,075

4		$3,161		$3,700		$4,310
5		$3,912		$4,720		$5,669

6		$4,805		$5,943		$7,332
7		$5,680		$7,216		$9,164

8		$6,538		$8,541		$11,181
9		$7,378		$9,920		$13,402

10		$8,201		$11,356		$15,850
15		$12,023		$19,443		$32,378

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B

TABLE 2
Flexible Premium Adjustable Variable Life Insurance Policy

Male Issue Age 35, Ultra Preferred Non-Tobacco	$1,200 Annual Premium

Death Benefit Option 1	$100,000 Initial Face Amount

Maximum Policy and Separate Account	Guideline Premium Tax
Charges and Current Fund Level Charges

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$0	$0	$0

2	$2,583	$100,000	$100,000	$100,000	$248	$387	$536
3	$3,972	$100,000	$100,000	$100,000	$930	$1,198	$1,496

4	$5,431	$100,000	$100,000	$100,000	$1,593	$2,029	$2,536
5	$6,962	$100,000	$100,000	$100,000	$2,245	$2,891	$3,672

6	$8,570	$100,000	$100,000	$100,000	$3,020	$3,923	$5,056
7	$10,259	$100,000	$100,000	$100,000	$3,769	$4,980	$6,560

8	$12,032	$100,000	$100,000	$100,000	$4,493	$6,064	$8,194
9	$13,893	$100,000	$100,000	$100,000	$5,189	$7,175	$9,972

10	$15,848	$100,000	$100,000	$100,000	$5,859	$8,313	$11,909
15	$27,189	$100,000	$100,000	$100,000	$8,741	$14,397	$24,580

20	$41,663	$100,000	$100,000	$100,000	$10,462	$20,630	$44,054
25	$60,136	$100,000	$100,000	$101,376	$10,553	$27,008	$75,654

30	$83,713	$100,000	$100,000	$154,868	$7,925	$32,890	$126,941
35	$113,804	$100,000	$100,000	$241,195	$206	$36,885	$207,927

40	$152,208	$0	$100,000	$360,146	$0	$36,190	$336,585
45	$201,222	$0	$100,000	$570,823	$0	$23,074	$543,641

50	$263,778	$0	$0	$908,711	$0	$0	$865,439

		Account Value Assuming Hypothetical Gross Annual Investment Return of:
	End of Policy Year		0%		6%		12%

1		$640		$691		$742

2		$1,265		$1,404		$1,553
3		$1,870		$2,138		$2,436

4		$2,456		$2,893		$3,399
5		$3,021		$3,667		$4,448

6		$3,719		$4,622		$5,756
7		$4,392		$5,603		$7,183

8		$5,039		$6,611		$8,741
9		$5,659		$7,645		$10,442

10		$6,252		$8,706		$12,303
15		$8,741		$14,397		$24,580

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
5
Appendix B
Appendix C

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. See Table 1 for an example. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any policy charges, which, if included, would reduce the returns.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

From time to time, we may report different types of historical performance for the investment funds (after deduction of investment management fees and other operating expenses) underlying each division of the Separate Account. See Table 2 for an example. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix B). The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
Appendix C

TABLE 1
Average Annual Total Return Rates – Divisions of the Separate Account
As of December 31, 2000

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (see Table 2), reduced by the Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on May 1, 2001. However, many of the investment funds were established before this date. Therefore, the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year	5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(11.17)%	—	—	11.73%

Deutsche VIT Small Cap Index [1] (8/22/97)	(4.42)	—	—	4.70
Fidelity® VIP II Contrafund® (1/3/95)	(7.17)	17.26%	—	20.67

Goldman Sachs Capital Growth [2] (4/30/98)	(8.50)	—	—	10.59
INVESCO Technology [3] (5/21/97)	(24.17)	—	—	32.98

Janus Aspen Capital Appreciation (5/1/97)	(18.73)	—	—	31.00
Janus Aspen Worldwide Growth [2] (9/13/93)	(16.22)	22.47	—	21.73

MML Blend (2/3/84)	(0.53)	8.53	10.69	11.32
MML Emerging Growth [1] (4/30/00)	—	—	—	(27.25)

MML Equity [4] (9/15/71)	2.31	11.63	13.37	13.06
MML Equity Index [5] (4/30/97)	(9.98)	—	—	15.37

MML Growth Equity (5/3/99)	(7.09)	—	—	11.88
MML Large Cap Value (4/30/00)	—	—	—	(1.80)

MML Managed Bond (12/16/81)	10.64	5.46	7.40	9.06
MML Money Market [6] (12/16/81)(7-day yield [7] 5.31%)	5.48	4.67	4.22	5.95

MML OTC 100 (4/30/00)	—	—	—	(39.65)
MML Small Cap Growth Equity [1] (5/3/99)	(14.42)	—	—	23.20

MML Small Cap Value Equity [1] (6/1/98)	13.08%	—	—	(2.18% )
Oppenheimer Aggressive Growth (8/15/86)	(11.79)	19.16	20.66	16.20

Oppenheimer Bond (4/3/85)	5.55	4.47	7.03	8.14
Oppenheimer Capital Appreciation (4/3/85)	(0.78)	22.14	18.90	15.84

Oppenheimer Global Securities [2] (11/12/90)	4.54	21.79	15.21	15.03
Oppenheimer High Income (4/30/86)	(4.29)	4.87	11.17	9.98

Oppenheimer Main Street® Growth & Income (7/5/95)	(9.33)	14.78	—	18.10
Oppenheimer Strategic Bond (5/3/93)	2.08	5.21	—	5.16

Oppenheimer International Growth [2] (5/13/92)	(10.18)	14.02	—	10.93
T. Rowe Price Mid-Cap Growth (12/31/96)	6.86	—	—	17.28

Templeton International Securities [2,8] (5/1/92)	(2.93)	12.56	—	12.51

1 Investing in companies with small or medium market capitalizations may have increased market and liquidity risks. These companies may have limited product lines, markets, or financial resources as compared to those of larger companies.
2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations.
3 Short-term performance for the INVESCO VIF—Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8 Performance for Templeton International Securities reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense which also affects future performance.
2
Appendix C

TABLE 2
Average Annual Total Return Rates – Investment Funds
As of December 31, 2000

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all management fees and other operating expenses. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Investment Fund (Inception Date)	1 Year	5 Years	10 Years	Since Inception

American Century’s VP Income & Growth Fund (10/30/97)	(10.62)%	—	—	12.28%

Deutsche’s VIT Small Cap Index Fund [1] (8/22/97)	(3.87)	—	—	5.25
Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(6.62)	17.81%	—	21.22

Goldman Sachs Capital Growth Fund [2] (4/30/98)	(7.95)	—	—	11.14
INVESCO VIF — Technology Fund [3] (5/21/97)	(23.42)	—	—	33.73

Janus Aspen’s Capital Appreciation Portfolio (5/1/97)	(18.18)	—	—	31.55
Janus Aspen’s Worldwide Growth Portfolio [2] (9/13/93)	(15.67)	23.02	—	22.28

MML Blend Fund (2/3/84)	0.02	9.08	11.24	11.87
MML Emerging Growth Fund [1] (4/30/00)	—	—	—	(26.50)

MML Equity Fund [4] (9/15/71)	2.86	12.18	13.92	13.61
MML Equity Index Fund (Class II) [5] (4/30/97)	(9.43)	—	—	15.92

MML Growth Equity Fund (5/3/99)	(6.54)	—	—	12.43
MML Large Cap Value Fund (4/30/00)	—	—	—	(1.05)

MML Managed Bond Fund (12/16/81)	11.19	6.01	7.95	9.61
MML Money Market Fund [6] (12/16/81)(7-day yield [7] 6.24%)	6.03	5.22	4.77	6.50

MML OTC 100 Fund (4/30/00)	—	—	—	(38.90)
MML Small Cap Growth Equity Fund [1] (5/3/99)	(13.87)	—	—	23.75

MML Small Cap Value Equity Fund [1] (6/1/98)	13.63	—	—	(1.63)
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(11.24)	19.71	21.21	16.75

Oppenheimer Bond Fund/VA (4/3/85)	6.10	5.02	7.58	8.69
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(0.23)	22.69	19.45	16.39

Oppenheimer Global Securities Fund/VA [2] (11/12/90)	5.09	22.34	15.76	15.58
Oppenheimer High Income Fund/VA (4/30/86)	(3.74)	5.42	11.72	10.53

Oppenheimer Main Street® Growth & Income Fund (7/5/95)	(8.78)	15.33	—	18.65
Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63	5.76	—	5.71

Oppenheimer International Growth Fund/VA [2] (5/13//92)	(9.43)	14.77	—	11.68
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41	—	—	17.83

Templeton International Securities Fund (Class 2) [2,8] (5/1/92)	(2.38)	13.11	—	13.06

1  Investing in companies with small or medium market capitalizations may have increased market and liquidity risks. These companies may have limited product lines, markets, or financial resources as compared to those of larger companies.
2  There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations.
3  Short-term performance for the INVESCO VIF—Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4  Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5  Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6  An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7  The yield quotation more closely reflects the current earnings of a money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8  Performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense which also affects future performance.
Appendix C

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 1996) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)
1
Appendix D
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Appendix D
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer (since 2001)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)
3
Appendix D